DAVID S. MORIMOTO Executive Vice President & Chief Financial Officer March 2017

Forward-Looking Statements 1 This presentation may contain forward-looking statements concerning: projections of revenues, income/loss, earnings/loss per share, capital expenditures, dividends, capital structure, or other financial items, plans and objectives of management for future operations, future economic performance, or any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes,” “plans,” “intends,” “expects,” “anticipates,” “forecasts,” “hopes,” “should,” “estimates”, “may”, “will”, “target” or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from forward-looking statements for a variety of reasons, including, but not be limited to: an increase in inventory or adverse conditions in the Hawaii and California real estate markets and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as wildfires, tsunamis, storms and earthquakes) on the Company’s business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations on our business operations and competitiveness; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, securities market and monetary fluctuations; negative trends in our market capitalization and adverse changes in the price of the Company’s common shares; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; technological changes; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; our ability to attract and retain skilled employees; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information on factors that could cause actual results to materially differ from forward-looking statements, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s Form 10-K for the fiscal year ended December 31, 2016, and, in particular, the discussion of “Risk Factors” set forth therein. The Company does not update any of its forward-looking statements except as required by law.

Corporate Profile 2 Founded in 1954 by Japanese-American veterans of World War II  Fourth largest financial institution in Hawaii.  2011: $345 million recapitalization, including rights offering.  Profitable every quarter since recapitalization  CPF stock price is up ~ 317% from recapitalization; CAGR of 21%  3Q2013-4Q2016: Returned $318 million to shareholders through repurchase of $253 million of CPF common stock and aggregate cash dividends of $65 million.  Today: NYSE market capitalization of approximately $975 million.  Total assets of $5.4 billion  Deposit market share of 11% Note: Market data as of February 24, 2017.

 Net income of $47.0 million and ROA of 0.90%.  Total loans increased by $313 million, or 10% from 12/31/2015.  Total deposits increased by $175 million, or 4%.  Relatively stable net interest margin of 3.27% in 2016, compared to 3.30% in 2015.  Efficiency ratio of 66.7%, compared to 68.9% in 2015.  Increased the quarterly cash dividend to $0.16 per share, representing a 2.0% dividend yield. 2016 Financial Highlights 3 Note: Market data as of February 24, 2017.

Shareholder Value Drivers 4 Strong Hawaii Market Relationship Banking Growth Opportunities Asset Quality Improvements Efficiency Enhancements Capital Optimization

 Population of 1.4 million (2016).  Four major islands – Oahu is home to 70% of the state’s total population.  Real State GDP (2016) $72.9 billion, +2.0% from 2015. Forecasts expect a 1.8% increase in 2017.  State unemployment rate of 2.9% is below the national unemployment rate of 4.7% (December 2016).  Economy driven primarily by tourism, military & real estate construction industries.  2016 marked the fifth straight year of record tourism in Hawaii. In 2016, visitor spending was $15.6 billion and over 8.9 million visitors came to Hawaii. Hawaii at a Glance 5 Source: US Census Bureau, Bureau of Economic Analysis , Bureau of Labor Statistics, Hawaii Tourism Authority and State of Hawaii Department of Business Economic Development & Tourism

Diversity of Tourism – Visitor Arrivals 6 Source: Hawaii Tourism Authority 2016 Growth Regions Korea +27% US West +4% US East +4% US West 40.9% US East 20.9% Japan 16.6% Canada 5.4% Australia 4.5% China 1.9% Korea 2.7% Europe 1.6% Other 5.5% Visitor Arrivals 2016

7 Source: Honolulu Board of Realtors & National Association of Realtors . Data as of January 2017. Strong Real Estate Market $730.0 $230.4 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 T h ou sa n ds Existing Single Family Home Median Sales Price Oahu U.S.

Continued Growth and Development 8 1. Residential High-Rise Condominium Development in Honolulu  Proposed master plan includes 22 new high-rise towers in Honolulu.  Thirteen developments have completed successful sales and begun construction or have completed construction over the past few years. 2. Rail Construction  $9.5 billion+, 20-mile route. Full route to be in operation by 2024. 3. Modernization of Honolulu International Airport  $1.3 billion effort that began in 2013 and is expected to be completed by the end of 2020. 4. Military Construction  Hawaii remains a key strategic location for the U.S. Military as it is the headquarters of the United States Pacific Command. As a result, Hawaii benefits from consistent federal construction investments in its military bases. 5. Ko Olina Resort Development in West Oahu  China Oceanwide Holdings Group Company plans to break ground in 2017 on a $1 billion+ project to develop an Atlantis Resorts in West Oahu. Source: Honolulu Star Advertiser, Hawaii Community Development Authority, Honolulu Rail Transit, Hawaii Airports Modernization, Pacific Business News.

Continued Growth and Development 9

Hawaii Banking Market Note: Deposit data as of December 31, 2016. For consistency, total deposits at the regulated depository level. Source: SNL Financial 10 Total Deposits Market Rank Institution Type Ownership Branches (millions) Share 1 First Hawaiian Bank Bank Public - Partial 62 $16,800 38.1% 2 Bank of Hawaii Bank Public 70 14,373 32.6% 3 American Savings Bank Savings Bank Private - HEI 51 5,595 12.7% 4 Central Pacific Bank Bank Public 35 4,628 10.5% 5 Territorial Savings Bank Savings Bank Public 29 1,521 3.4% 6 Hawaii National Bank Bank Private 14 609 1.4% 7 Finance Factors Bank Private 13 453 1.0% 8 Ohana Pacific Bank Bank Private 2 113 0.3% Market Total 276 $44,092

Kauai (2) Oahu (27) Maui (4) Hawaii (2) CPB Branch Positioning ($ millions) December 31, 2016 11 Total Assets $5,384 Total Loans $3,525 Total Deposits $4,608 Total Branches 35

Relationship Banking Growth Opportunities 12  Launched a customer experience initiative to create a competitive advantage and differentiate ourselves from the rest of the market.  Identified and focused on targeted market niches.  Established a strategic alliance with a regional bank in Japan to develop more relationships with Japanese businesses and high net worth individuals.  Developed additional joint ventures with local real estate companies and developers.

$4,030 $3,042 $2,169 $2,064 $2,204 $2,631 $2,932 $3,212 $3,525 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2008 2009 2010 2011 2012 2013 2014 2015 2016 Balances Outstanding Comml Mtg Construct/Dev C&I Consumer/Other Res Mtg M ill io n s Strong Loan Growth 13 5 Year CAGR +15% +33% +21% -9% +2%

Core Deposit Franchise 14 $4.6 billion in deposits as of 12/31/2016, with total core deposits at 81% Noninterest-Bearing DDA 28% Interest-Bearing DDA 19% Savings & Money Mkt 30% CDs < $100M 4% CDs > $100M 4% Government CDs 15%

Total Deposit Cost Advantage 15 Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion. Source: SNL Financial 1.63% 1.09% 0.64% 0.30% 0.14% 0.11% 0.09% 0.09% 0.12% 2.35% 1.59% 1.05% 0.78% 0.54% 0.40% 0.34% 0.33% 0.36% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2008 2009 2010 2011 2012 2013 2014 2015 2016 CPF Peer

$144 $500 $303 $196 $90 $47 $42 $16 $9 $- $100 $200 $300 $400 $500 $600 2008 2009 2010 2011 2012 2013 2014 2015 2016 M ill io n s C&D Comml Mtg Res Mtg C&I/Other Significantly Reduced NPAs 16 0.17% of Total Assets

Strong Reserve Coverage 17 Note: National peer group is comprised of publicly traded U.S. banks with total assets between $3 and $7 billion. Source: SNL Financial 2.97% 6.75% 8.89% 5.91% 4.37% 3.19% 2.53% 1.97% 1.61% 1.48% 2.00% 2.08% 1.97% 1.69% 1.48% 1.23% 1.11% 0.98% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% ALLL/Total Loans CPF Peer

40% 60% 80% 100% 120% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Efficiency Ratio Targeting Improved Efficiency Ratio 18  Normalize balance sheet composition and net interest income over time.  Improve efficiencies by leveraging data warehouse and branch automation functionalities.  Enhance customer profitability post-development of CRM and predictive analytics.  Implement commercial loan origination system and other process improvements to improve efficiency. 2016 Efficiency Ratio: 66.69%

Capital Optimization 19  Reinstated quarterly cash dividend of $0.08 per share in 3Q2013.  Increased cash dividend by 25% in 3Q2014, 20% in 1Q2015, 17% in 4Q2015 and 14% in 3Q2016.  Aggregate cash dividends of $65 million returned to our shareholders since 3Q2013.  Share repurchase activity to optimize the capital structure.  Repurchased over 11.9 million shares of CPF common stock at a total cost of $253 million through 4Q2016.  Capital ratios remain strong as of 12/31/2016:  Common Equity Tier 1 Capital: 12.3%  Total Risk Based Capital: 15.5%  Tier 1 Risk Based Capital: 14.2%  Tier 1 Leverage Capital: 10.6%

Shareholder Value Drivers 20 Strong Hawaii Market Relationship Banking Growth Opportunities Asset Quality Improvements Efficiency Enhancements Capital Optimization

APPENDIX 21

Financial Highlights 22 ($ in millions) 2016 2015 2014 2013 2012 2011 Balance Sheet (period end data) Loans and leases $3,524.9 $3,211.5 $2,932.2 $2,630.6 $2,203.9 $2,064.4 Total assets 5,384.2 5,131.3 4,853.0 4,741.2 4,370.4 4,132.9 Total deposits 4,608.2 4,433.4 4,110.3 3,936.2 3,680.8 3,443.5 Total shareholders' equity 504.7 494.6 568.0 660.1 504.8 456.4 Income Statement Net interest income $158.0 $149.5 $143.4 $133.1 $119.7 $117.8 Provision (credit) for loan & lease losses (5.5) (15.7) (6.4) (11.3) (18.9) (40.7) Other operating income 42.3 34.8 41.2 50.2 54.2 52.8 Other operating expense (excl goodwill) 133.6 127.0 130.2 134.8 145.4 174.8 Income taxes (benefit) 25.2 27.1 20.4 (112.2) 0.0 0.0 Net income 47.0 45.9 40.4 172.1 47.4 36.5 Profitability Return on average assets 0.90% 0.92% 0.85% 3.73% 1.13% 0.90% Return on avg shareholders' equity 9.16% 8.91% 6.80% 27.70% 9.81% 9.83% Efficiency ratio 66.69% 68.92% 70.51% 73.53% 83.60% 102.41% Net interest margin 3.27% 3.30% 3.32% 3.19% 3.10% 3.09% Capital Adequacy (period end data) Tier 1 leverage capital ratio 10.6% 10.7% 12.0% 13.7% 14.3% 13.8% Total risk-based capital ratio 15.5% 15.7% 18.2% 21.6% 23.8% 24.2% Asset Quality Net loan charge-offs/avg loans 0.03% -0.16% 0.12% 0.05% 0.32% 1.42% Nonaccrual loans/total loans (period end) 0.24% 0.44% 1.33% 1.58% 3.60% 5.89% Year Ended December 31,

Loan and Credit Composition 23 ($ in Millions) Balance % Balance % $ % Hawaii Portfolio Residential Mortgage $1,217 34% $1,134 35% $83 7% Home Equity 361 10% 302 9% 59 20% Commercial Mortgage 768 22% 643 20% 125 19% Commercial & Ind/Leasing 374 11% 341 11% 33 10% Construction 98 3% 82 3% 16 20% Auto 131 4% 110 3% 21 19% Other Consumer 177 5% 163 5% 14 9% Total Hawaii Portfolio $3,126 89% $2,775 86% $351 13% Mainland Portfolio Commercial Mortgage $118 3% $118 4% $0 0% Commercial & Industrial 137 4% 182 6% -45 -25% Construction 4 0% 3 0% 1 33% Auto 82 2% 80 2% 2 3% Other Consumer 58 2% 54 2% 4 7% Total Mainland Portfolio $399 11% $437 14% -$38 -9% Total Loan Portfolio $3,525 100% $3,212 100% $313 10% 12/31/2016 12/31/2015 Change

Stable Net Interest Margin 24  NIM has been stable around 3.30% for the last 3 years.  Expect NIM to be in the 3.20 t0 3.40% range over the next couple of quarters.  Future improvements in the NIM will result from continuing to grow the loan portfolio and stabilizing the investment and loan yields. 4.02% 3.62% 2.91% 3.09% 3.10% 3.19% 3.32% 3.30% 3.27% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Net Interest Margin